Exhibit 99CERT.906

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Patrick J. Sheppard, President and Chief Executive Officer and Steven M. Anderson, Vice President and Treasurer of Mellon Optima L/S Strategy Fund, LLC (the "Registrant"), each certify to the best of their knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended September 30, 2006 (the "Form N-CSR") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




/s/ PATRICK J. SHEPPARD
-------------------------------------
Patrick J. Sheppard
President and Chief Executive Officer

Date: December 8, 2006




/s/ STEVEN M. ANDERSON
-------------------------------------
Steven M. Anderson
Vice President and Treasurer

Date: December 8, 2006


A signed original of this written statement required by Rule 30a-216, under the Investment Company Act of 1940 and 18 U.S.C. ss. 1350 will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.